Pursuant to Rule 497(e)
                                                File Nos. 333-16093 and 811-7923


                        Professionally Managed Portfolios
                           Reed Conner & Birdwell, LLC
                      11111 Santa Monica Blvd., Suite 1700
                          Los Angeles, California 90025
                                 (800) 282-2340

                                 August 3, 2001


Dear Shareholder of RCB Small Cap Fund:


               We are seeking your approval to reorganize the RCB Small Cap Fund (the "RCB Fund"), a series of Professionally Managed Portfolios ("PMP" or the "Trust"), into the RCB Small Cap Value Fund (the "New Fund"), a newly created series of the CNI Charter Funds ("CNI Funds"). The New Fund will continue to be managed by Reed Conner & Birdwell, LLC ("RCB") as portfolio manager, under a sub-advisory agreement with City National Asset Management, Inc., a wholly-owned subsidiary of City National Bank ("CNB"). We believe that the RCB Fund would benefit from becoming part of CNI Funds, a larger fund complex with an aggregate asset value of approximately $4 billion. Specifically, we believe that we can increase the managerial efficiencies of the New Fund by leveraging the resources and expertise of CNB and its affiliates.


               City National Bank and RCB have agreed to pay all expenses of the reorganization so shareholders will not bear those costs.


               The Board of Trustees of PMP has approved the transaction and believes that the proposed reorganization is in the best interests of the RCB Fund and its shareholders and recommends that you vote in favor of the proposal.


               Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly. Since the Special Meeting of Shareholders is less than 6 weeks away, we urge you to give the enclosed material your prompt attention.


               Your vote is important to us. Thank you for taking the time to consider this proposal.


                                    Sincerely,


                                    PROFESSIONALLY MANAGED PORTFOLIOS

                               RCB SMALL CAP FUND

                        PROFESSIONALLY MANAGED PORTFOLIOS
                      11111 Santa Monica Blvd., Suite 1700
                          Los Angeles, California 90025
                                 (800) 282-2340

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                               RCB SMALL CAP FUND

                          TO BE HELD SEPTEMBER 14, 2001


To the Shareholders of the RCB Small Cap Fund:


               Notice is hereby given that a Special Meeting of Shareholders (the "Shareholder Meeting") of the RCB Small Cap Fund (the "RCB Fund"), a series of Professionally Managed Portfolios ("PMP"), will be held at RCB Fund's offices, 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025 on September 14, 2001, at 10:00 a.m., Pacific Standard Time. At the Shareholder Meeting, we will ask you to vote on:


               1. A proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between CNI Charter Funds ("CNI Funds") and PMP providing for the transfer of the assets and stated liabilities of the RCB Fund, a series of PMP, in exchange for the Class R shares of the RCB Small Cap Value Fund, (the "New Fund"), a newly created series of CNI Funds.


               2. Any other business that properly comes before the Shareholder Meeting.


               The proposed transaction is described in the attached Combined Proxy Statement and Prospectus. A copy of the Reorganization Agreement is appended as Exhibit A thereto.


               Only shareholders of record at the close of business on July 27, 2001 (the Record Date), will be entitled to receive this notice and to vote at the Shareholder Meeting or any adjournment thereof.


                                    By Order of the Board of Trustees,

                                    Steven J. Paggioli
                                    President and Trustee


                  Your vote is important regardless of how many
                      shares you owned on the record date.

                               -------------------


Shareholders are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Board of Trustees of PMP. This is important to ensure a quorum at the Shareholder Meeting. Shareholders may also have their votes recorded by facsimile or telephone or through the Internet. Please call Ms. Daryl Weber at
(800) 282-2340 for more information. Proxies may be revoked at any time before they are exercised by submitting to PMP a written notice of revocation or a subsequently executed proxy or by attending the Shareholder Meeting and voting in person. However, attendance at the Shareholder Meeting will not by itself serve to revoke a proxy.

                            COMBINED PROXY STATEMENT

                                       FOR

                               RCB SMALL CAP FUND
                        PROFESSIONALLY MANAGED PORTFOLIOS
                      11111 Santa Monica Blvd., Suite 1700
                          Los Angeles, California 90025
                                 (800) 282-2340

                                       AND

                                   PROSPECTUS

                                       FOR

                            RCB SMALL CAP VALUE FUND
                                CNI CHARTER FUNDS
                              City National Center
                             400 North Roxbury Drive
                         Beverly Hills, California 90210

                              Dated: August 3, 2001


What is this document and why did we send it to you?

               The Board of Trustees of Professionally Managed Portfolios ("PMP" or the "Trust") approved a plan to reorganize the RCB Small Cap Fund (the "RCB Fund"), a series of PMP, into the newly created RCB Small Cap Value Fund (the "New Fund"), a series of CNI Charter Funds ("CNI Funds") (that transaction is referred to as the "Reorganization"). Shareholder approval is needed to proceed with the Reorganization. The special shareholder meeting will be held on September 14, 2001 (the "Shareholder Meeting"). We are sending this document to you for your use in deciding whether to approve the Reorganization at the Shareholder Meeting.

               This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement and a form of Proxy.

               As a technical matter, the Reorganization will have three steps:

               o the transfer of the assets and stated liabilities of the RCB Fund to the New Fund in exchange for Class R shares of the New Fund (the "New Fund Shares") of equivalent value to the net assets transferred;

               o the pro rata distribution of those New Fund Shares to shareholders of record of the RCB Fund as of the effective date of the Reorganization (the "Effective Date") in full redemption of those shareholders' shares in the RCB Fund; and

               o   the immediate liquidation and termination of the RCB Fund.

               As a result of the Reorganization, each shareholder of the RCB Fund would instead hold New Fund Shares having the same total value as the shares of the RCB Fund held immediately before the

Reorganization. Lawyers for the RCB Fund and the New Fund are expected to issue a legal opinion to PMP that the Reorganization should be treated as a tax-free reorganization that should not cause the RCB Fund's shareholders to recognize a gain or loss for federal income tax purposes.

               This Combined Proxy Statement and Prospectus sets forth the basic information that you should know before voting on the proposal. You should read it and keep it for future reference.

What other important documents should I know about?

               The RCB Fund currently is a series of PMP, an open-end management investment company. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

               o   Prospectus for the RCB Fund dated October 27, 2000; and

               o Statement of Additional Information relating to the RCB Fund also dated October 27, 2000.

               Those documents are available without charge by writing to the RCB Fund at 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025, or by calling (800) 282-2340.

               The registration statement for the New Fund (which includes the Prospectus and the Statement of Additional Information for the New Fund, dated August 2, 2001) was initially filed with the SEC on June 4, 2001, and later updated on August 2, 2001. The New Fund will commence operations on or about October 31, 2001. The Prospectus and the Statement of Additional Information for the New Fund, dated August 2, 2001, are incorporated herein and are deemed to be legally part of this document. The Prospectus and the Statement of Additional Information for the New Fund are available without charge by calling (888) 889-0799.

               The Annual Report to Shareholders of the RCB Fund for the fiscal year ended June 30, 2000, containing audited financial statements of the RCB Fund, has been previously mailed to shareholders. If you do not have a copy, additional copies of that Annual Report are available without charge by writing or calling the RCB Fund at its address and telephone number listed above. The Annual Report to Shareholders of the RCB Fund for the fiscal year ended June 30, 2001, containing audited financial statements of the RCB Fund, will be sent to shareholders when available. The New Fund is a new series of CNI Funds and has not yet commenced operations. Therefore, no Annual Report to Shareholders is available for the New Fund.

               All of these documents are available through the SEC's web site at www.sec.gov. (Information about the RCB Fund can be found under Professionally Managed Portfolios and information about the New Fund can be found under CNI Charter Funds.)

               It is expected that this Proxy Statement will be mailed to shareholders on or about August 13, 2001.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The shares of the New Fund offered hereby are not deposits or obligations of, or guaranteed or endorsed by, any bank, including City National Bank or any of its subsidiaries or affiliates. Such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in shares of mutual funds involve risks including the possible loss of principal.

                                Table of Contents
                                -----------------

                                                                                         Page
                                                                                         ----
I.      INTRODUCTION........................................................................5

        A.     GENERAL......................................................................5

        B.     THE PROPOSAL.................................................................5

        C.     SHARES AND VOTING............................................................7

II.     THE PROPOSAL........................................................................8

        A.     DESCRIPTION OF THE PROPOSED REORGANIZATION...................................8

               1.     The Reorganization....................................................8

               2.     Effect of the Reorganization..........................................9

               3.     Federal Income Tax Consequences.......................................9

               4.     Description of the New Fund Shares...................................10

               5.     Capitalization.......................................................10

        B.     COMPARISON OF THE FUNDS.....................................................10

               1.     Objective, Strategy, Risks and Policies..............................10

                      a.     Objective.....................................................10

                      b.     Strategy......................................................11

                      c.     Risks.........................................................11

                      d.     Policies and Investment Restrictions..........................12

               2.     Comparison of Fees and Expenses......................................13

               3.     Comparative Performance Information..................................14

               4.     Advisory Fees and Other Expenses.....................................15

               5.     Sales Charge.........................................................16

               6.     Investment Manager...................................................16

                      a.     RCB Fund......................................................16

                      b.     New Fund......................................................16

               7.     Distribution and Shareholder Services................................17

                      a.     Distribution..................................................17

                      b.     Shareholder Services..........................................17

               8.     Other Service Providers..............................................18

                      a.     Administrator.................................................18

                                Table of Contents
                                -----------------
                                  (continued)
                                                                                         Page
                                                                                         ----
                      b.     Dividend Disbursing Agent and Transfer Agent..................19

                      c.     Custodian.....................................................19

               9.     Investments, Redemptions and Exchanges...............................19

               10.    Pricing of Fund Shares...............................................20

               11.    Income Dividends, Capital Gains Distributions and Taxes..............20

               12.    Portfolio Transactions and Brokerage Commissions.....................20

               13.    Shareholders' Rights.................................................21

               14.    Tax Consequences.....................................................21

        C.     RECOMMENDATION OF THE BOARD OF TRUSTEES.....................................21

               1.     The Legal Framework..................................................22

               2.     Considerations by the Board of Trustees..............................22

        D.     DISSENTERS' RIGHTS OF APPRAISAL.............................................23

        E.     FURTHER INFORMATION ABOUT THE RCB FUND AND THE NEW FUND.....................23

        F.     VOTE REQUIRED...............................................................24

        G.     FINANCIAL HIGHLIGHTS........................................................24

III.    MISCELLANEOUS ISSUES...............................................................25

        A.     OTHER BUSINESS..............................................................25

        B.     NEXT MEETING OF SHAREHOLDERS................................................25

        C.     LEGAL MATTERS...............................................................25

        D.     EXPERTS.....................................................................25

EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION
---------

PROXY CARD

                                I. INTRODUCTION

     A.        GENERAL

               The Board of Trustees (the "Board of Trustees" or the "Board") of the Trust called this Shareholder Meeting to allow shareholders to consider and vote on the proposed Reorganization of the RCB Fund. The Board of Trustees, including a majority of the independent trustees, meaning those trustees who are not "interested" persons under the Investment Company Act of 1940, as amended (the "Investment Company Act"), approved the Reorganization at a meeting held on June 20, 2001, subject to the approval of the RCB Fund's shareholders.

     B.        THE PROPOSAL

               At the Shareholder Meeting, the shareholders of the RCB Fund will be asked to approve the proposed Reorganization of the RCB Fund into the New Fund. The Reorganization will include the transfer of all of the assets and stated liabilities of the RCB Fund to the New Fund. All remaining RCB Fund shareholders will receive New Fund Shares in exchange. The RCB Fund will then be terminated and liquidated.

               The net asset value per share of the New Fund and the number of shares owned by each New Fund shareholder immediately after the Reorganization will be identical to the net asset value per share of the RCB Fund and identical to the number of shares owned by each RCB Fund shareholder immediately before the Reorganization.

               Reed, Conner & Birdwell, LLC ("RCB") currently serves as the investment adviser to the RCB Fund. After the Reorganization, RCB will continue to serve as portfolio manager of the New Fund pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"). The New Fund will have a substantially similar investment objective, strategies and policies to those of the RCB Fund. Specifically, the New Fund intends to seek capital appreciation by investing in smaller U.S. corporations which are considered undervalued, while the RCB Fund currently seeks capital appreciation through investment in small capitalization companies. However, the New Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of smaller U.S. corporations with a market capitalization of $2.5 billion or less at time of purchase (compared to $1.5 billion or less for the RCB Fund). Furthermore, the New Fund, under normal circumstances, will invest at least 80% (compared to 65% for the RCB Fund) of its net assets in such smaller capitalization securities in order to comply with a recently-enacted SEC rule which requires a fund with a name that suggests that it focuses on a particular type of investments, to invest at least 80% of its net assets in that type of investment. Investments in the New Fund will be subject to substantially similar risks as those of the RCB Fund (see Section II.B.1. below).

               The purchase and redemption procedures of the New Fund will be substantially similar to those of the RCB Fund. The only difference is that upon the completion of the Reorganization, CNI Funds' current transfer agent, SEI Investments Fund Management, will provide, or arrange for others to provide, transfer agency services to the Class R shares of the New Fund. Accordingly, the address and telephone number to which shareholders of the New Fund would direct purchase and redemption requests will be different.

               The New Fund will have a fiscal year end of September 30, compared to that of June 30 for the RCB Fund.

               The following table shows the comparative fees and expenses you may pay if you buy and hold shares of the RCB Fund as compared to Class R shares of the New Fund. The RCB Fund imposes a front-end sales load but does not charge shareholders for reinvesting dividends. Like the RCB Fund, the New Fund imposes a front-end sales load on purchases of its Class R shares, but does not charge shareholders for reinvesting dividends. Class R shares of the New Fund currently may not be exchanged for Class R shares of another series of CNI Funds because currently only the New Fund may issue Class R shares.


                         Fees and Expenses of Each Fund

                                                                  New Fund
                                                               Class R Shares
                                               RCB Fund          (pro forma)
                                               --------          -----------

Shareholder Fees (fees paid directly
from your investment) Redemption Fee

     Maximum sales charge (load)
     imposed on purchases (as a
     percentage of offering price)              3.50%               3.50%

Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets)

     Management Fee*                            0.85%               0.85%

     Distribution/Service
     (12b-1) Fee                                0.25%               0.25%

     Shareholder Services Fee                   0.00%               0.25%

     Other Fund Expenses**                      2.39%               0.26%

Total Annual Fund Operating Expenses**          3.49%               1.61%

     Fee Reduction and/or Expense
     Reimbursement                             (2.00%)             (0.12%)

Net Expenses                                    1.49%               1.49%
                                               =======             =======

* The "Management Fee" is an annual fee, payable monthly out of the each Fund's net assets.

** Other Fund Expenses for the New Fund, and thus the New Fund's Total Annual Fund Operating Expenses, are estimates and may be higher or lower than shown above. Like RCB for the RCB Fund, CNAM has voluntarily agreed to limit its fees or reimburse the New Fund for expenses to the extent necessary to keep the New Fund's Total Annual Fund Operating Expenses for the current fiscal year at or below 1.49%. Any fee reductions or reimbursements may be repaid to CNAM within 3 years after they occur if such repayments can be achieved within the New Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Class R shares of the New Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent the New Fund's actual expenses or returns.

Fund                     1 Year        3 Years         5 Years       10 Years
-------------------------------------------------------------------------------
RCB Fund                  $473           $733          $1,012         $1,808
-------------------------------------------------------------------------------
New Fund (pro forma)      $473           $733          $1,012         $1,808

               RCB and the Board of Trustees believe that the proposed Reorganization is in the best interests of the RCB Fund and its shareholders, and that the interests of existing shareholders of the RCB Fund will not be diluted as a result of the proposed Reorganization. (See Section II.C below.)

               City National Bank and RCB will pay the costs of the Reorganization, the Shareholder Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, RCB and the Board also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

     C.        SHARES AND VOTING

               PMP is a Massachusetts business trust and is registered with the SEC as an open-end management investment company. The Trust currently has 23 operating series, or funds, including the RCB Fund. Each series has its own identity, investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions. The Trust is not a fund family like CNI Funds but instead is a vehicle for unaffiliated, generally stand-alone mutual funds.

               The RCB Fund has only one class of shares, with one fee and expense structure. The RCB Fund's shareholders will receive New Fund Shares in exchange for their RCB Fund shares if the Reorganization is approved and completed.

               Each whole or fractional share of the RCB Fund is entitled to one vote or corresponding fraction at the Shareholder Meeting. At the close of business on July 27, 2001, the record date for the determination of shareholders entitled to vote at the Shareholder Meeting (the "Record Date"), there were 470,892.646 shares outstanding held by 89 record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

               All shares represented by each properly signed proxy received before the Special Meeting will be voted at the Shareholder Meeting. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Shareholder Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Reorganization, as more fully described in this Proxy Statement. A proxy may be revoked by a shareholder at any time before its use by written notice to the RCB Fund, by submission of a later-dated proxy or by voting in person at the Shareholder Meeting. If any other matters come before the Shareholder Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

               The holders of 40% of the outstanding shares entitled to vote present in person or by proxy will constitute a quorum. When a quorum is present, approval of the proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the RCB Fund. The term "majority of the outstanding voting securities" of the RCB Fund, as defined in the Investment Company Act, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the RCB Fund present at the Special Meeting if more than 50% of the outstanding shares of the RCB Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the RCB Fund.

               The Shareholder Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date and time, whether or not a quorum is present, and the Shareholder Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares which they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

               Proxies must be voted by mail or facsimile transmission or by Internet or by telephone.

               All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes are cast FOR that proposal. Abstentions do not constitute a vote "for" and effectively result in a vote "against." Broker non-votes do not represent vote "for" or "against" and are disregarded in determining whether the proposal has received enough votes.

               As of the July 27, 2001, the RCB Fund's shareholders of record and (to the Trust's knowledge) beneficial owners who owned more than five percent of the RCB Fund's shares were as follows:


                                                        Percentage of the Fund's
                   Shareholder                             Outstanding Shares
--------------------------------------------------------------------------------

        CIBC World Markets Corp., P.O. Box 3404,                 10.06%
        Church Street Station, New York, New
        York  10008-3484

        Pershing Division of Donaldson, Lufkin &                 5.09%
        Jenrette Securities Co., Attn: Mutual
        Funds, P.O. Box 2052, Jersey City, New
        Jersey 07303-9998

        Reed, Conner & Birdwell , Inc., Money                    7.27%
        Purchase Plan DTD 7-1-86, Reed, Conner,
        Birdwell, Bronchick, FBO Jeffrey
        Bronchick*, 468 31st Street, Manhattan
        Beach, California 90266

        Timothy J. Rohner, 7995 Paseo Esmerado,                  8.60%
        Carlsbad, California 92009

        Robert Saffer, 263 6th Avenue, Brooklyn,                 5.59%
        New York 11215

        John P. Smith IRA, Star Bank N.A. Cust,                  6.74%
        277 Pembrook Drive, Yonkers, New York
        10710

        The Winner Living Trust, Andrew and                      7.29%
        Denise Winner Tiee's*, 1545 10th Street,
        Manhattan Beach, California 90266


               The officers and Trustees of the Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the RCB Fund as of the Record Date.



                                II. THE PROPOSAL

     A.        DESCRIPTION OF THE PROPOSED REORGANIZATION

               1.  The Reorganization
                   ------------------

               If the Reorganization is approved, the New Fund will acquire or assume all of the assets and stated liabilities of the RCB Fund on the Effective Date. At that time, the New Fund will issue to the RCB Fund the same number of Class R shares as the shareholders of the RCB Fund held of record on the day before the Effective Date.

               At the same time as that asset transfer, the RCB Fund will distribute the New Fund Shares it receives pro rata to each remaining shareholder of the RCB Fund, distributing the same number of shares as the outstanding shares of the RCB Fund held of record by that shareholder on the day before the Effective Date.

               This distribution of the New Fund Shares to the RCB Fund's shareholders will be accomplished by the establishment of accounts on the New Fund's share records in the names of those shareholders, representing the respective pro rata number of New Fund Shares deliverable to them. Fractional shares will be carried to the third decimal place. Certificates evidencing the New Fund Shares will not be issued to the RCB Fund's shareholders.

               Promptly following the RCB Fund's pro rata liquidating distribution of the New Fund Shares to the RCB Fund shareholders, the RCB Fund will liquidate and terminate.

               Completion of the Reorganization is subject to approval by the shareholders of the RCB Fund, and to certain other customary conditions. The Reorganization may be abandoned at any time before the Effective Date by a majority of the Board of Trustees or by the CNI Funds.

               City National Bank and RCB will pay all costs and expenses of the Reorganization, including those associated with the Shareholder Meeting, the copying, printing and distribution of this Combined Proxy Statement and Prospectus, and the solicitation of proxies for the Shareholder Meeting.

               The above is a summary of the Reorganization. The summary is not a complete description of the terms of the Reorganization, which are set forth in the Agreement and Plan of Reorganization attached as Exhibit A to this document.

               2.  Effect of the Reorganization
                   ----------------------------

               If the Reorganization is approved by the RCB Fund's shareholders and completed, shareholders of the RCB Fund as of the Effective Date will become shareholders of the New Fund holding Class R shares. The total net asset value of the New Fund Shares held by each shareholder of the RCB Fund immediately after completion of the Reorganization will be equivalent to the total net asset value of the RCB Fund Shares held by that same shareholder immediately before completion of the Reorganization.

               After the Reorganization, the investment manager for the New Fund will be CNAM, with RCB serving in the capacity of portfolio manager and sub-advisor pursuant to a sub-advisory agreement with CNAM. Additionally, there will be the following changes in service providers to the New Fund: (i) SEI Investments Mutual Fund Services will replace Investment Company Administration LLC as the administrator, (ii) SEI Investment Distribution Co. will replace First Fund Distributors, Inc. as the distributor, (iii) SEI Investments Fund Management will replace American Data Services, Inc. as the Class R share transfer agent, and (iv) First Union National Bank will replace Firstar Institutional Custody Services as the custodian.

               In connection with the Reorganization, the RCB Fund will make a special one-time distribution to shareholders of the RCB Fund's undistributed net realized capital gains, if any, and ordinary income. This distribution will result in less income and less realized capital gain, if any, being distributed at year end. If the RCB Fund experiences net capital losses between the closing date of the Reorganization and October 31, 2001, this distribution will have the practical effect of accelerating the distribution of capital gains to shareholders.

               3.  Federal Income Tax Consequences
                   -------------------------------

               As a condition to the closing of the Reorganization, the RCB Fund and the New Fund must receive a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to the New Fund (which they expect to receive), substantially to the effect that, for federal income tax purposes: (a) the transfer by the RCB Fund of substantially all of its assets to the New Fund solely in exchange for the Class R shares of the New Fund, as described above, is a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); (b) no gain or loss is recognized by the RCB Fund upon the transfer of substantially all of its assets to the New Fund in exchange solely for Class R shares of the New Fund; (c) no gain or loss is recognized by the New Fund on receipt of the RCB Fund assets in exchange for the Class R shares of the New Fund; (d) the tax basis of the assets of the RCB Fund in the hands of the New Fund is, in each instance, the same as the tax basis of those assets in the hands of the RCB Fund immediately prior to the Reorganization; (e) the holding period of the RCB Fund's assets in the hands of the New Fund includes the period during which the assets were held by the RCB Fund; (f) no gain or loss is recognized to the shareholders of the RCB Fund upon the receipt of the Class R shares of the New Fund solely in exchange for the RCB Fund's shares; (g) the tax basis of the Class R shares of the New Fund received by the RCB Fund shareholders is, in each instance, the same as the tax basis of the RCB Fund shares surrendered in exchange therefor; and (h) the holding period of the Class R shares of the New Fund received by the RCB Fund shareholders includes the holding period during which shares of the RCB Fund surrendered and exchanged therefor were held by such shareholders. PMP does not intend to seek a private letter ruling from the Internal Revenue Service with respect to the tax effects of the Reorganization.

               4.  Description of the New Fund Shares
                   ----------------------------------

               Each New Fund Share issued to RCB Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each New Fund Share will represent an equal interest in the assets of the New Fund. The New Fund Shares will be sold and redeemed based upon the net asset value of such shares next determined after receipt of the purchase or redemption request, as described in the New Fund's Prospectus.

               5.  Capitalization
                   --------------

               The capitalization of the RCB Fund and the New Fund as of July 31, 2001 and their pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:


                                 (Unaudited)       (Unaudited)
                                   New Fund         RCB Fund
                             ------------------ ------------------

Aggregate net assets                   $0**      $8,808,492.74

Shares outstanding*                     0**        470,892.646

Net asset value per share              $0**             $18.71

* Each Fund is authorized to issue an indefinite number of shares. Additionally, CNI Funds will offer multiple classes of shares of the New Fund, including the Class R shares issued in the Reorganization.


** The New Fund is a new series of CNI. It has not yet commenced operations and currently has no assets and no shares outstanding.

     B.        COMPARISON OF THE FUNDS

               1.  Objective, Strategy, Risks and Policies
                   ---------------------------------------

               The New Fund will have a substantially similar investment objective and substantially similar strategies and policies to those of the RCB Fund.

               a.  Objective

               The New Fund's investment objective is to seek capital appreciation through investment in smaller U.S. corporations which are considered undervalued. This is substantially similar to the investment objective of the RCB Fund, which seeks capital appreciation through investment in small capitalization companies.

               b.  Strategy

               The New Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of smaller U.S. corporations with a market capitalization of $2.5 billion or less at time of purchase (compared to $1.5 billion or less for the RCB Fund). Furthermore, the New Fund, under normal circumstances, will invest at least 80% (compared to 65% for the RCB Fund) of its net assets in such smaller capitalization securities in order to comply with a recently-enacted SEC rule which requires a fund with a name that suggests that it focuses on a particular type of investments to invest at least 80% of its assets in that type of investment. In selecting investments for the New Fund, RCB will employ substantially the same principal strategy that RCB currently uses for the RCB Fund. Specifically, the investment philosophy of RCB with respect to the New Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. RCB will determine the universe of potential companies for investment through their systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information RCB derives from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. RCB evaluates companies within this universe for fundamental characteristics such as: (i) return on capital trends,
(ii) cash flow and/or earnings growth, (iii) free cash flow, (iv) balance sheet integrity and (v) intrinsic value analysis.

               c.  Risks

                   (i)   Market Risks.

               By investing in stocks, both the RCB Fund and the New Fund may expose shareholders to risks that could cause them to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of a shareholder's investment in either the RCB Fund or the New Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. Each of the RCB Fund and the New Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

                   (ii)  Smaller Capitalized Companies.

                  Like the RCB Fund, the New Fund will invest in smaller capitalized companies, which generally may have greater earnings and sales growth potential than larger capitalized companies. Furthermore, like the RCB Fund, the level of risk will be increased to the extent that the New Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. In addition, like the RCB Fund, the New Fund may hold a significant percentage of a company's outstanding shares, which means that the New Fund may have to sell such investments at discounts from quoted prices.

                   (iii) Focus.

                  Like the RCB Fund, the New Fund may hold a relatively small number of securities positions, each representing a relatively large portion of the New Fund's capital. Losses incurred in such positions could have a material adverse effect on the New Fund's overall financial condition. The New Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the New Fund and may be concentrated in different sectors or industries than the New Fund.

               d.  Policies and Investment Restrictions

                   (i)   Fundamental Investment Restrictions.

            The following fundamental investment restrictions of the New Fund are substantially similar to those of the RCB Fund and cannot be changed without the affirmative vote of a majority of the respective Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

         1. With respect to 75% of its assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

         2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         3. Borrow money except as stated in the prospectus and the SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings. The Fund also may not pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

         4. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

         5. Purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

         6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.


         7. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

            The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. These investment limitations are fundamental policies of each Fund and may not be changed without shareholder approval.

                   (ii)  Non-fundamental Investment Restrictions.

            The following non-fundamental investment restrictions of the New Fund are substantially similar to those of the RCB Fund and can be changed without the affirmative vote of a majority of the respective Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

         1.    Invest in companies for the purpose of exercising control.

         2. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act or an order of exemption therefrom.

         3. Purchase or hold securities that are illiquid, or are otherwise not readily marketable, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

         4. With respect to fundamental investment restriction d.(i)3 above, each Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

            Each of the foregoing percentage limitations apply at the time of purchase. If, subsequent to a Fund's purchase of an illiquid security, more than 15% of that Fund's net assets are invested in illiquid securities because of changes in valuations, that Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental policies of each Fund and may be changed by the Board without a vote of shareholders.

               2.  Comparison of Fees and Expenses
                   -------------------------------

                  The RCB Fund imposes a front-end sales load but does not charge shareholders for reinvesting dividends. Like the RCB Fund, the New Fund imposes a front-end sales load on purchases of its Class R shares, but does not charge shareholders for reinvesting dividends. Class R shares of the New Fund currently may not be exchanged for Class R shares of another series of CNI Funds because currently only the New Fund may issue Class R shares. (See Section I.B. above).

               3.  Comparative Performance Information
                   -----------------------------------

                  The following performance information indicates some of the risks of investing in the RCB Fund. The bar chart shows the RCB Fund's total returns for the last two calendar years. The bar chart does not reflect sales charges, which would lower the performance returns shown. The table below the bar chart shows the RCB Fund's performance returns for the periods indicated compared with those of broad-based market indices. Unlike the bar chart, the performance returns shown in the table assume that the maximum sales charge was paid. No performance is shown for the New Fund because it has not yet commenced operations. Of course, past performance is no guarantee of future results.

                            17.65
                            ____
                           |    |
                           |    |                  12.87
                           |    |                  ____
                           |    |                 |    |
                           |    |                 |    |
                           |    |                 |    |
                           |    |                 |    |
                           |    |                 |    |
                           |    |                 |    |
                 |-----------------------|-----------------------|
                            1999                   2000





                                 1 Year Ended        From Inception (9/30/98) to
                               December 31, 2000          December 31, 2000
--------------------------------------------------------------------------------
RCB Fund                            12.87%                      26.40%
--------------------------------------------------------------------------------
S&P 500 Index*                      -9.10%                      13.66%
--------------------------------------------------------------------------------
Russell 2000 Index**                 3.0%                       14.92%
--------------------------------------------------------------------------------
Russell 2000 Value Index**          22.83%                      13.10%

* The S&P 500 Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500. The index is rebalanced semi-annually on January 1 and
   July 1.


** The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Value Index is a capitalization-weighted index of all the stocks in the Russell 2000 Index that have low price-to-book ratios. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.


               4.   Advisory Fees and Other Expenses
                    --------------------------------

               RCB currently serves as the investment adviser to the RCB Fund. After the Reorganization, CNAM will serve as the investment manager to the New Fund and RCB will serve as the portfolio manager and sub-advisor pursuant to a sub-advisory agreement with CNAM. However, the contractual advisory fee rate for the New Fund will not differ from that of the RCB Fund, which rate is currently 0.85% of the average daily net assets of the RCB Fund. For the fiscal year ended June 30, 2000, the RCB Fund accrued advisory fees owed to RCB of $33,384, all of which were waived by RCB. For the same period, RCB reimbursed the RCB Fund an additional $45,525 in expenses. CNAM or RCB may seek recovery of these waived advisory fees and certain reimbursed operating expenses from the Class R shares of the New Fund after the Reorganization occurs, provided that recovery is effected within three years after the original waiver or reimbursement and the recovery can be achieved within the applicable expense limit, if any, and if certain other conditions are satisfied.

               Like the RCB Fund, the total annual expense limitation of the New Fund will be 1.49%. RCB has agreed to the expense limitation (excluding interest and taxes) pursuant to a contract with PMP with respect to the RCB Fund. Upon the completion of the Reorganization, CNAM will enter into a similar arrangement with CNI Funds with respect to the Class R shares of the New Fund for purposes of limiting the total annual expenses limitation of the Class R shares to 1.49% for current fiscal year. This means that shareholders of the RCB Fund should not face increased expenses as a result of the Reorganization. Under the respective arrangements, the RCB Fund and the New Fund are required to reimburse RCB and CNAM, respectively, for any reductions in RCB's and CNAM's respective fees or their payment of expenses only during the three years following those reductions or payments and only if such reimbursement can be achieved within the foregoing expense limits, if any, and if certain other conditions are satisfied.

               5.  Sales Charge
                   ------------

               Shares of the RCB Fund and the Class R shares of the New Fund are sold subject to a front-end sales charge. The sales charge declines with the size of a shareholder's purchase, as shown below:


                                       As a Percentage of     As a Percentage
Your Investment                          Offering Price        of Investment
---------------                          --------------        -------------

Less than $50,000                            3.50%                 3.25%

$50,000 but less than $100,000               3.00%                 3.09%

$100,000 but less than $200,000              2.50%                 2.56%

$200,000 but less than $300,000              2.00%                 2.04%

$300,000 but less than $500,000              1.00%                 1.01%

$500,000 or more                              None                  None

               6.  Investment Manager
                   ------------------

                   a.    RCB Fund

               RCB is currently the investment manager for the RCB Fund. RCB is a wholly owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company. RCB's address is 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. As of June 30, 2001, RCB managed assets of approximately $1.2 billion for individual and institutional investors. RCB and its predecessor have been engaged in the investment advisory business for over forty years.

               Mr. Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer of RCB, and Mr. Thomas D. Kerr, Vice President, Portfolio Management and Research of RCB, are principally responsible for the management of the RCB Fund. They have been associated with RCB or its predecessor since 1989 and 1994, respectively. Mr. Bronchick and Mr. Kerr will be principally responsible for the portfolio management of the New Fund.

                   b.    New Fund

               Upon the completion of the Reorganization, RCB will serve as the portfolio manager to the New Fund pursuant to a sub-advisory agreement with CNAM. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


               CNAM is a wholly-owned subsidiary of CNB, a federally chartered commercial bank founded in the early 1950's with approximately $7.2 billion in assets as of June 30, 2001. CNB is itself a wholly-owned subsidiary of CNC. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of June 30, 2001, CNB and its affiliates had approximately $18.5 billion in assets under administration, which includes $7.2 billion in assets under management.

               7.   Distribution and Shareholder Services
                    -------------------------------------

                   a.    Distribution

               First Fund Distributors, Inc. (the "RCB Distributor") and PMP are parties to a distribution agreement (the "RCB Distribution Agreement"). The RCB Distributor has its principal business offices at 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018. PMP has adopted a distribution plan (the "RCB Plan") with respect to the RCB Fund. The RCB Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act. The RCB Distribution Agreement and the RCB Plan provide that PMP will pay RCB, as the RCB Distribution Coordinator, a fee calculated daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the RCB Fund. RCB can use these fees only to reimburse itself for eligible expense, such as to compensate broker/dealers and service providers (including RCB and its affiliates) that provide distribution services to holders of these shares or their customers who beneficially own these shares. The RCB Fund paid $9,819 in distribution fees for the fiscal year ended June 30, 2000.

               Upon completion of the Reorganization, CNI Funds' current distributor, SEI Investments Distribution Co. (the "CNI Distributor"), will serve as the distributor to the New Fund pursuant to an existing distribution agreement between CNI Funds and the CNI Distributor (the "CNI Distribution Agreement"). The CNI Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. CNI Funds will also adopt a distribution plan with respect to the Class R shares of the New Fund (the "CNI Plan"). The CNI Distribution Agreement and the CNI Plan provide that CNI Funds will pay the CNI Distributor a fee calculated daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the New Fund. The CNI Distributor can use these fees to compensate broker/dealers and service providers (including CNB and its affiliates) that provide distribution services to holders of these shares or their customers who beneficially own these shares. Unlike that of the RCB Fund, the distribution fee payable by the Class R shares of the New Fund for any given period is not limited to the actual distribution expenses incurred respecting those shares, and the distribution fee may be greater or less than the distribution expenses actually incurred. Since the New Fund has not commenced operations, it has not yet paid any distribution fees.

                   b.    Shareholder Services

               Unlike the RCB Fund, CNB intends to include the Class R shares of the New Fund in its existing Shareholder Services Agreement with CNI Funds upon completion of the Reorganization. Pursuant to that Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to the Class R shares of the New Fund. As compensation for the provision of such services, the New Fund will pay CNB a fee of 0.25% of the New Fund's average daily net assets attributable to its Class R shares on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees CNB receives from the New Fund under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the New Fund with respect to shares of the New Fund owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the New Fund.

               Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the New Fund's Class R shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the

New Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold Class R shares of the New Fund registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

               8.  Other Service Providers
                   -----------------------

                   a.    Administrator

               PMP, on behalf of the RCB Fund, entered into an Administrative Services Agreement (the "RCB Administrative Services Agreement") with Investment Company Administration LLC (the "RCB Administrator"). The RCB Administrator has its principal business offices at 4455 E. Camelback Road, Suite 261-E, Phoenix, Arizona 85018. For its services, the RCB Administrator receives a monthly fee (the "RCB Administrative Services Fee") from the RCB Fund at the following annual rate:


          Average Net Assets                     Fee or Fee Rate

          Less than $15,000,000                      $30,000

          $15 million to $50 million                  0.20%

          $50 million to $100 million                 0.15%

          $100 million to $150 million                0.10%

          Over $150 million                           0.05%


               The RCB Administrative Services Fee payable to the RCB Administrator by the RCB Fund under the RCB Administrative Services Agreement is the only fee or expense payable by the RCB Fund for the following ordinary services: all administrative services, monitor and oversee the activities of the RCB Custodian and RCB Transfer Agent named below, and all other ordinary services and operating expenses (other than brokerage commissions, dealer mark-ups, taxes, interest and extraordinary items). The RCB Administrator may potentially earn greater profits under the Administrative Services Agreement if assets of the RCB Fund grow sufficiently large to reduce actual operating expenses to less than the RCB Administrative Services Fee.

               Upon completion of the Reorganization, CNI Funds' current administrator, SEI Investments Mutual Fund Services (the "CNI Administrator"), will serve as the administrator to the New Fund pursuant to an existing administrative services agreement between CNI Funds and the CNI Administrator (the "CNI Administrative Services Agreement"). The CNI Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. For its services, the CNI Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the CNI Funds (including, after the reorganization, the New Fund) (the "CNI Administrative Services Fee"). The CNI Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the New Fund's shares. Any such waiver is voluntary and may be terminated at any time in the CNI Administrator's sole discretion. Pursuant to a separate agreement with the CNI Administrator, CNB will perform certain sub-administration services on behalf of the New Fund, for which it receives a fee paid by the CNI Administrator out of its administration fee at the annual rate of 0.075% of the average daily assets of the New Fund.

                   b.    Dividend Disbursing Agent and Transfer Agent

               American Data Services, Inc. ("RCB Transfer Agent"), P.O. Box 5536, Hauppauge, New York 11788-0132, serves as the RCB Fund's dividend disbursing agent and the transfer agent pursuant to a Transfer Agency and Service Agreement. For its services, the RCB Transfer Agent is entitled to a fee equal to the greater of (i) a minimum maintenance charge per fund/class of $9,600 per year or (ii) charges based upon the total of all open/closed accounts per fund/class at an annual rate of $8 per account. Upon completion of the Reorganization, CNI Funds' current transfer agent, SEI Investments Fund Management (the "CNI Transfer Agent"), will serve as the transfer agent to the Class R shares of the New Fund pursuant to an existing transfer agency agreement between CNI Funds and the CNI Transfer Agent. The CNI Transfer Agent is located at 530 East Swedesford Road, Wayne, Pennsylvania 19087. For its services, the CNI Transfer Agent is entitled to a fee of $12,500 per year plus certain outofpocket expenses.

                   c.    Custodian

               Firstar Institutional Custody Services, 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the RCB Fund's assets (the "RCB Custodian"). The RCB Custodian's responsibilities include holding and administering the Fund's cash and securities, handling the receipt and delivery of securities, furnishing a statement of all transactions and entries for the account of the RCB Fund, and furnishing the RCB Fund with such other reports covering securities held by it or under its control as may be agreed upon from time to time. For its services, the RCB Custodian is entitled to a fee of 0.03% of PMP's first $20 million of net assets, plus 0.02% of the next $20 million of net assets and 0.015% of the remaining net assets. Upon completion of the Reorganization, CNI Funds' current custodian, First Union National Bank (the "CNI Custodian"), will serve as the custodian to the New Fund pursuant to an existing custodian agreement between CNI Funds and the CNI Custodian. For its services, the CNI Custodian is entitled to a fee of 0.01% of the CNI Funds' first $2.5 billion of net assets, 0.0075% of the next $2.5 billion of net assets, 0.005% of the next $5 billion of net assets and 0.004% of the remaining net assets.

               9.  Investments, Redemptions and Exchanges
                   --------------------------------------

               The RCB Fund and the New Fund generally require a minimum initial investment of $25,000 ($1,000 for retirement plans) and subsequent investments of $1,000 or more. Both offer an automatic investment plan under which selected amounts are electronically withdrawn from shareholders' accounts with banks and are applied to purchase shares of the applicable Fund.


               The purchase and redemption procedures of the New Fund's Class R shares will be substantially similar to those of the RCB Fund. The only difference is that upon the completion of the Reorganization, the CNI Transfer Agent will serve as the New Fund's transfer agent, as described above. Accordingly, the address and telephone number to which shareholders of the New Fund would direct purchase and redemption requests will be different.


               Shareholders in the RCB Fund may not exchange their shares for shares of other mutual funds offered by PMP. Similarly, Class R shareholders in the New Fund (after the Reorganization) would not be able exchange their shares for shares of any series of the CNI Funds until such time, if ever, that such other series offer Class R shares.

               10. Pricing of Fund Shares
                   ----------------------

               The net asset value ("NAV") for one share of either the RCB Fund or the New Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the relevant fund. Each Fund's NAV is calculated by dividing the total net value of that Fund's assets by the number of outstanding shares for that Fund. The value of each Fund's investments is based on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. If market prices are unavailable or considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees of the relevant Fund. As noted above, CNI Funds offers multiple classes of shares of the New Fund; accordingly, each share class will have a different NAV.

               11. Income Dividends, Capital Gains Distributions and Taxes
                   -------------------------------------------------------

               The RCB Fund currently makes distributions of dividends and capital gains, if any, at least annually, typically after the RCB Fund's fiscal year end. The RCB Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

               The New Fund will declare and distribute investment income annually as a dividend to shareholders. The New Fund will make distributions of capital gains, if any, at least annually. If a shareholder owns New Fund shares on the New Fund's record date, that shareholder will be entitled to receive the distribution. Following the New Fund's fiscal year end, the New Fund may make additional distributions to avoid the imposition of a tax. The New Fund will have a fiscal year end of September 30, compared to that of June 30 for the RCB Fund.

               Both the RCB Fund and the New Fund will automatically reinvest a shareholder's dividends and capital gain distributions in additional full or fractional shares, unless that shareholder instructs the respective Funds prior to the date of the dividend or distribution of that shareholder's election to receive payment in cash.

               The New Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Code for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to pay no federal taxes on income and capital gains paid to shareholders in the form of dividends. In order to accomplish this goal, the New Fund must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

               12. Portfolio Transactions and Brokerage Commissions
                   ------------------------------------------------

               After the closing of the Reorganization, RCB will continue to be responsible for decisions to buy and sell securities, broker-dealer selection, and negotiation of commission rates through its new capacity as the portfolio manager and sub-advisor of the New Fund. In placing orders for the RCB Fund's (and after the closing of the Reorganization, the New Fund's) portfolio transactions, RCB will use its reasonable efforts to seek to execute portfolio transactions in a manner which, under the circumstances, results in total costs or proceeds being the most favorable to the New Fund. In assessing the best overall terms available for any transaction, RCB considers all factors it deems relevant, including the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the broker-dealer's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply trading services, research products and statistical information to RCB that RCB may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. RCB is not required to obtain the lowest commission or the best net price for the New Fund on any particular transaction and is not required to execute any order in a fashion either preferential to the New Fund relative to other accounts RCB manages or otherwise materially adverse to any other accounts.

               13. Shareholders' Rights
                   --------------------

               PMP is a Massachusetts business trust. Because the RCB Fund is a series of PMP, its operations are governed by PMP's Agreement and Declaration of Trust and By-laws and applicable Massachusetts law. CNI Funds is a Delaware business trust. Because the New Fund is a series of CNI Funds, its operations are governed by CNI's Agreement and Declaration of Trust and By-laws and applicable Delaware law. Also, the composition of the Board of Trustees of CNI Funds is different from that of PMP, both in terms of membership and size. See the respective Statements of Additional Information of the RCB Fund and the New Fund for more information on their respective Boards of Trustees.

               The RCB Fund and the New Fund normally will not hold meetings of shareholders except as required under the Investment Company Act and Massachusetts law (in the case of the RCB Fund) or Delaware law (in the case of the New Fund). Shareholders of each of the RCB Fund and the New Fund have no preemptive or subscription rights. The shares of each of the RCB Fund and the New Fund have non-cumulative voting rights, with each shareholder of that Fund entitled to one vote for each full share of that Fund (and a fractional vote for each fractional share) held in the shareholder's name on the books of that Fund as of the record date for the action in question. On any matter submitted to a vote of shareholders, shares of each of the RCB Fund and the New Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of PMP and the CNI Funds will be voted in the aggregate on other matters, such as the election of trustees and ratification of the Boards' selection of the Funds' independent accountants. If a matter affects only the interests of a specific class of the New Fund's shares, such as approval of a Rule 12b-1 distribution plan for that class, then only shares of that class may be voted on the matter.

               14. Tax Consequences
                   ----------------

               Both the RCB Fund and the New Fund intend to make distributions of dividends and capital gains. Dividends are taxable to a shareholder as ordinary income. The rate a shareholder pays on capital gain distributions will depend on how long either the RCB Fund or the New Fund held the securities that generated the gains, not how long a shareholder owned the respective Fund shares. A shareholder will be taxed in the same manner whether or not that shareholder receive the dividends and capital gain distributions in cash or reinvest them in additional shares of the respective Funds.

     C.        RECOMMENDATION OF THE BOARD OF TRUSTEES

               In response to the circumstances described above, the Board of Trustees of PMP, after due consideration, has unanimously approved the proposed Reorganization, subject to approval by RCB Fund shareholders. The Trustees, after reviewing the terms of the proposed Reorganization, concluded that the proposed Reorganization is in the best interests of the shareholders of the RCB Fund. The Board of Trustees also unanimously recommends that shareholders vote for the adoption of the proposal.

               1.  The Legal Framework
                   -------------------

               The proposed Reorganization, if approved by the RCB Fund's shareholders, will close as soon as practicable, subject to the satisfaction of certain conditions thereto. The Investment Management Agreement between the New Fund and CNAM will remain in effect for an initial term of up to two years and will continue in effect thereafter for successive periods if, and so long as, such continuance is specifically approved annually by (a) the Board of Trustees of CNI Funds or (b) a majority vote of the New Fund's shareholders, provided that in either event, the continuance is also approved by a majority of the Board of Trustees of CNI Funds who are not interested persons (the "independent Trustees") by a vote cast in person at a meeting called for the purpose of voting on such approval.

               2.  Considerations by the Board of Trustees
                   ---------------------------------------

               The transactions contemplated by the Reorganization were presented to the Board of Trustees of PMP for consideration at its June 20, 2001 meeting of the Board of Trustees. The Board of Trustees, including a majority of the independent Trustees, voted to approve the proposed Reorganization.

The Board of Trustees concluded unanimously that the Proposal set forth in this Combined Proxy Statement and Prospectus is in the best interests of the RCB Fund and its shareholders and would not result in the dilution of such shareholders' interests.

               In determining whether to recommend approval of the Reorganization to shareholders of the RCB Fund, the Board of Trustees (including the independent Trustees), made an inquiry into a number of matters and considered the following factors, among others:


               (i) the compatibility of investment objectives, policies and restrictions of the RCB Fund and the New Fund,


               (ii) the capabilities of CNAM, RCB, CNB and other service providers to the New Fund,


               (iii)  the nature of the RCB Fund's existing shareholder base,


               (iv) expense ratios and available information regarding the fees and expenses of the RCB Fund and the New Fund,


               (v) portfolio transaction policies of the RCB Fund and the New Fund,


               (vi) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests,


               (vii) costs incurred by the RCB Fund and New Fund as a result of the Reorganization,


               (viii) tax consequences of the Reorganization, and


               (ix)   possible alternatives to the Reorganization.


               In reaching the decision to approve the Reorganization and to recommend that the shareholders of the RCB Fund vote to approve the Reorganization, the Board of Trustees, including the independent Trustees, unanimously concluded that the participation of the RCB Fund in the Reorganization is in the best interests of the RCB Fund's shareholders and would not result in the dilution of such shareholders' interests. Their conclusion was based on a number of factors, including the following:


               (i) The investment objective, policies and restrictions of the RCB Fund and the New Fund will be substantially the same;


               (ii) RCB will continue to be responsible for providing day-to-day investment management services to the New Fund following consummation of the Reorganization, which the Trustees believe to be important to the RCB Fund's existing shareholder base; and


               (iii) CNAM has agreed to waive fees payable to it and/or reimburse the New Fund for expenses in excess of fixed expense caps, and to maintain (at least initially) the total annual operating expenses of the New Fund at or equal to that of the current operating expense level of the RCB Fund, even though CNAM may in the future modify or eliminate such waivers and reimbursements.

     D.        DISSENTERS' RIGHTS OF APPRAISAL

               Shareholders of the RCB Fund who object to the proposed Reorganization will not be entitled to any "dissenters' rights" under Massachusetts law. However, those shareholders have the right at any time up to when the Reorganization occurs to redeem shares of the RCB Fund at net asset value. After the Reorganization, shareholders of the RCB Fund will hold shares of the New Fund, which may also be redeemed at net asset value in accordance with the procedures substantially similar to those described in the RCB Fund's Prospectus dated October 27, 2000, subject to applicable redemption procedures.

     E.        FURTHER INFORMATION ABOUT THE RCB FUND AND THE NEW FUND

               Further information about the RCB Fund is contained in the following documents:

               o      RCB Fund Prospectus dated October 27, 2000.

               o RCB Fund Statement of Additional Information also dated October 27, 2000.

               o Documents that relate to the RCB Fund are available, without charge, by writing to the RCB Fund, 11111 Santa Monica Blvd., Suite 1700, Santa Monica, California 90025.

               The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and it files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549.

               The New Fund is not now an operating mutual fund, but it does have a prospectus that has been declared effective by the SEC. Shareholders may obtain a prospectus and Statement of Additional Information relating to the New Fund without charge by calling (888) 889-0799.

               All of these documents are available through the SEC's web site at www.sec.gov. (Information about the RCB Fund can be found under Professionally Managed Portfolios and information about the New Fund can be found under CNI Charter Funds.)

               It is expected that this Proxy Statement will be mailed to shareholders on or about August 13, 2001.

     F.        VOTE REQUIRED

               Approval of the proposed Reorganization requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the RCB Fund within the meaning of the Investment Company Act. If the shareholders of the RCB Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, then the Board of Trustees will take any further action as it deems to be in the best interest of the RCB Fund and its shareholders, including liquidation, subject to approval by the shareholders of the RCB Fund if required by applicable law.

     G.        FINANCIAL HIGHLIGHTS

               The following table shows the RCB Fund's financial performance during the past five years. Certain information reflects financial results for a single Fund share. "Total Return" shows how much a shareholder investment in the RCB Fund would have increased or decreased during each period, assuming that shareholder had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker. Their report and the RCB Fund's financial statements are included in the RCB Fund's Annual Report, which are available without charge by writing to the RCB Fund at 11111 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025, or by calling (800) 282-2340.


                               RCB Small Cap Fund

For a capital share outstanding throughout each period



                                                       Year Ended           September 30, 1998*
                                                        June 30,                  through
                                                          2000                 June 30, 1999
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $15.93                   $10.00

Income from investment operations:
   Net realized loss                                       (0.06)                   (0.02)
   Net realized and unrealized gain on investments          0.52                     5.95


Total from investment operations                            0.46                     5.93

Less distributions:
   From net realized gain                                  (0.59)                    -

Net asset value, end of period                            $15.80                   $15.93
                                                          ======                   ======

Total Return                                                3.28%                   59.30%++

Ratios/supplemental data:
   Net assets, end of period (millions)                    $5.2                     $3.2

Ratio of expenses to average net assets:
   Before fees waived and expenses absorbed                 3.49%                    7.76%+
   After fees waived and expenses absorbed                  1.49%                    1.49%+

Ratio of net investment loss to average net assets:
   Before fees waived and expenses absorbed                (2.50%)                  (6.60%)+
   After fees waived and expenses absorbed                 (0.50%)                  (0.33%)+
Portfolio turnover rate                                    59.76%                   35.70%++

*  Commencement of operations.
+  Annualized.
++ Not annualized.



               The New Fund is a new series of CNI Funds and has not yet commenced operations. Accordingly, there are no financial highlights with respect to the New Fund. The New Fund will have a fiscal year end of September 30, compared to that of June 30 for the RCB Fund.

                           III. MISCELLANEOUS ISSUES

     A.        OTHER BUSINESS

               The Board of Trustees knows of no other business to be brought before the Shareholder Meeting. If any other matters come before the Shareholder Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     B.        NEXT MEETING OF SHAREHOLDERS

               The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act. If the Reorganization is not completed, the next meeting of the shareholders of the RCB Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

     C.        LEGAL MATTERS

               Certain legal matters as to the tax-free character of the Reorganization and the valid issuance of the New Fund Shares will be passed upon for CNI Funds by Paul, Hastings, Janofsky & Walker LLP.

     D.        EXPERTS

               The financial statements of the RCB Fund for the year ended June 30, 2000, contained in the Trust's 2000 Annual Report to Shareholders, have been audited by Tait, Weller & Baker, independent accountants, as stated in their report dated August 4, 2000, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.


          Please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                   PROXY CARD


             Professionally Managed Portfolios - RCB Small Cap Fund


                         Special Meeting of Shareholders


                               September 14, 2001



The undersigned hereby appoints each of Daryl Weber and Michelle Gosom, as proxy, with the power to appoint his (or her) substitute, and hereby authorizes him (or her) to represent and to vote, as designated below, all shares of the RCB Small Cap Fund (the "Fund"), a series of the Professionally Managed Portfolios (the "Trust"), held of record by the undersigned on July 27, 2001 or any adjournment thereof.


You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this card. The Board of Trustees recommends a vote FOR the proposals.

Please mark your votes as in this example. |X|


-------------------------------------------------------------------------------------------

Proposal                                                        For     Against   Abstain
-------------------------------------------------------------------------------------------
1. Proposal to approve an Agreement and Plan of                  |_|      |_|        |_|
Reorganization between CNI Charter Funds ("CNI Funds")
and Professionally Managed Portfolios ("PMP") providing
for the transfer of the assets and stated liabilities of
the RCB Small Cap Fund, a series of PMP, in exchange for
the Class R shares of the RCB Small Cap Value Fund, a
newly created series of CNI Funds, all as described in
the accompanying Proxy Statement.
-------------------------------------------------------------------------------------------
2. To transact such other business as may properly come          |_|      |_|        |_|
before the Special Meeting, or any adjournment thereof.
-------------------------------------------------------------------------------------------

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1. By signing and dating the lower portion of this Proxy Card, you authorize the proxies to vote the Proposal as marked, or if not marked to vote FOR the Proposal, and to take their discretion to vote any other matter as may properly come before the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete and mail this Proxy Card at one in the enclosed envelope.
--------------------------------------------------------------------------------


____________________________________        ____________________________________
Signature                    Date           Signature                   Date


--------------------------------------------------------------------------------
NOTE: Please sign your name exactly as your shareholder name or names appear on the account. This will authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.
--------------------------------------------------------------------------------

                                                         Pursuant to Rule 497(e)
                                                File Nos. 333-16093 and 811-7923


                                CNI CHARTER FUNDS
                            RCB SMALL CAP VALUE FUND
                         ------------------------------

                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                                 (800) 708-8881

                 -----------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 3, 2001
                     FOR REGISTRATION STATEMENT ON FORM N-14

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 3, 2001, which has been filed by CNI Charter Funds (the "CNI Funds") in connection with a Special Meeting of Shareholders of the RCB Small Cap Fund (the "RCB Fund"), a series of Professionally Managed Portfolios ("PMP"), that has been called to vote on an Agreement and Plan of Reorganization (and the transactions contemplated thereby). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing to CNI Funds at the address indicated above or by calling toll-free (800) 708-8881.

                  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

               Further information about CNI Funds, the RCB Fund, PMP and the RCB Small Cap Value Fund (the "New Fund"), a newly created series of CNI Funds, is contained in the RCB Fund's Prospectus dated October 27, 2000, the New Fund's Prospectus dated August 2, 2001, the Annual Report for the RCB Fund for the fiscal year ended June 30, 2000 and the Semi-annual Report for the RCB Fund for the period ended December 31, 2000. The Annual Report to Shareholders of the RCB Fund for the period ended June 30, 2001, containing audited financial statements of the RCB Fund, will be sent to shareholders when available. The RCB Fund's Combined Statement of Additional Information, dated October 27, 2000, and the New Fund's Statement of Additional Information dated August 2, 2001 are incorporated by reference in this Statement of Additional Information and are available without charge by calling PMP at (800) 282-2340 and CNI Funds at (800) 708-8881, respectively.


                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
General Information...................................................... B-3

                               GENERAL INFORMATION

                  The shareholders of the RCB Small Cap Fund (the "RCB Fund") are being asked to approve a form of Agreement and Plan of Reorganization (the "Plan") regarding the reorganization of the RCB Fund into the RCB Small Cap Value Fund (the "New Fund"), a newly created series of CNI Charter Funds (that transaction is referred to as the "Reorganization"), and the transactions contemplated thereby. The Plan contemplates the transfer of all of the assets and liabilities of the RCB Fund as of the effective date of the Reorganization to the New Fund (the "Effective Date"), and the assumption by the New Fund of the stated liabilities of the RCB Fund, in exchange for Class R shares of the New Fund. Promptly after the Effective Date, the RCB Fund will distribute to its shareholders of record as of the close of business on the Effective Date the Class R shares of the New Fund received. The Class R shares of the New Fund that will be issued for distribution to the RCB Fund's shareholders will have an aggregate net asset value equal to the aggregate net asset value of the shares of the RCB Fund held as of the closing of the reorganization (the "Closing Date"). PMP will then take all necessary steps to terminate the qualification, registration and classification of the RCB Fund. All issued and outstanding shares of the RCB Fund will be canceled on the RCB Fund's books. Shares of the New Fund will be represented only by book entries; no share certificates will be issued.

                  A Special Meeting of the RCB Fund's shareholders to consider the Reorganization will be held at the offices of PMP, 11111 Santa Monica Blvd, Suite 1700, Los Angeles, California 90025 on September 14, 2001 at 10:00 a.m., Pacific Standard Time.

                  For further information about the transaction, see the Combined Proxy Statement and Prospectus. For further information about PMP and the RCB Fund, see the RCB Fund's Combined Statement of Additional Information, dated October 27, 2000, which is available without charge by calling PMP at
(800) 282-2340. For further information about CNI Funds and the New Fund, see the New Fund's Statement of Additional Information dated August 2, 2001, which is available without charge by call CNI Funds at (800) 708-8881.



                                      B-3